LAZARD RETIREMENT SERIES, INC.

Supplement to Prospectus dated May 1, 2005

Listed below are estimated per share rates to be distributed from ordinary income and capital gains for the Portfolios of Lazard Retirement Series, Inc. The Portfolios will be paying this distribution on August 30, 2005. The record date will be August 26, 2005, and the ex-dividend date will be August 29, 2005.

                                                            Estimated        Estimated          Estimated
                                                            Ordinary         Short-Term         Long-Term
                                                             Income         Capital Gain       Capital Gain
                                                            Dividend        Distribution     Distribution Per
Portfolio                                                   Per Share        Per Share            Share
-------------------------------------------------------- ---------------- ----------------- -------------------

Lazard Retirement Equity Portfolio                            $0.08            $0.00              $0.00

Lazard Retirement Small Cap Portfolio                         $0.00            $0.29              $0.96

Lazard Retirement International Equity Portfolio              $0.12            $0.07              $0.11

Lazard Retirement Emerging Markets Portfolio                  $0.05            $0.11              $0.53

Please be advised that these estimates may change prior to the record date due to changes in the number of shares outstanding.

August 15, 2005